QPC

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "***Amendment***"), dated and effective as of January 25, 2006, amends that certain Loan Agreement, dated as of November 25, 2005 (the "***Agreement***"), by and among Quintessence Photonics Corporation, a Delaware corporation (the "***Company***"), and the Lenders listed on Schedule A attached thereto. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the undersigned Lenders represent holders of all of the aggregate principal amount of the Notes currently outstanding; and

WHEREAS, the Company and the undersigned Lenders desire to amend the Agreement and certain documents related thereto to provide for (i) an extension of the Maturity Date of the Loans made by the undersigned Lenders and (ii) certain other modified terms, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Maturity Date Extension. Subject to the terms and conditions set forth in this Agreement, the Company and each of the undersigned Lenders shall execute and deliver an amendment to the secured promissory note, in the form of Exhibit A attached hereto (each, a "***Note Amendment***"), with respect to each Note previously issued to such Lender, pursuant to which, among other things, the parties thereto agree that the Maturity Date of each Note shall be extended for thirty (61) days until March 27, 2006, unless further extended in accordance with the terms hereof.

2. Additional Extension Options. The Company shall have one option (the "***Extension Option***") to extend the Maturity Date for an additional thirty (30) day period if, prior to the Maturity Date, the Company (i) delivers written notice to the Lenders stating that it is exercising the Extension Option; and (ii) delivers and pays to the Lenders the consideration set forth in Paragraph 3 below upon the exercise of the Extension Option. If the Extension Option is duly exercised by the Company, the Company and each Lender shall enter into an additional amendment to the Note with the same terms and conditions set forth in the form of the Note Amendment attached hereto as Exhibit A, except that the Maturity Date on such amendment shall be amended to reflect the extended Maturity Date.

3. Consideration. In consideration of the extension of the Maturity Date pursuant to this Agreement, and as a condition to the exercise of the Extension Option, the Company shall

(i) pay a loan origination fee to each Lender equal to three percent (3%) of the original principal amount of the loan upon the execution and delivery of this Amendment and upon the exercise of the Extension Option; and

(ii) issue additional warrants, in the form attached hereto as Exhibit B, to each Lender to purchase Sixty Thousand (60,000) shares of Common Stock for each One Hundred Thousand Dollars ($100,000) loaned to the Company (*i.e.*, 75% warrant coverage at $1.25 per share) upon the execution and delivery of this Agreement and, to the extent that all of the principle and interest on the note have not been repaid by February 24, 2006, upon the commencement of each thirty day period or part thereof that the loan remains outstanding and upon the exercise of the Extension Option.

The Company shall not be entitled to a return of any portion of the consideration payable in this Paragraph 3 if the Note is prepaid prior to the applicable Maturity Date.

4. Except as provided herein, the Agreement shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first above written.

Company:

QUINTESSENCE PHOTONICS CORPORATION

By: ______________________________
Name: Merrill A. McPeak
Title: _Vice Chairman of the Board of Directors

Lenders:

____
GEORGE LINTZ, an individual

____
JEFFREY UNGAR, an individual

EXHIBIT A

FORM OF NOTE AMENDMENT